UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/17

Date of reporting period: 12/31/17

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2017

February, 2018

Dear Fellow Shareholder:

     During the 4th quarter 2017, investors were carefully in-tune to progress surrounding U.S. tax reform, which drove much of the broad appetite for risk and underlying movements between sectors, asset classes, and company specific fundamentals (such as tax rates and debt levels). We believe that positive developments on U.S. tax reform should help corporate earnings remain on the rise and serve as a tail wind for the broader economic picture. In the high yield market, pockets of idiosyncratic risk dominated price action within the asset class. Wide-ranging drivers of the ongoing rally, in addition to optimism around tax reform, included reasonably strong economic reports, and a generally better-than-expected start to a round of corporate earnings reports. Bond prices in the high yield market oscillated throughout much of October but late-month weakness caused the average bond price to finish slightly lower. Heightened interest rate concerns and the potential for more aggressive monetary policy tightening appeared to sway investor fund flows across the fixed-income markets, including the high yield market.

     The President officially appointed Federal Reserve Governor Jerome Powell as Chair of the Federal Reserve (the “Fed”). This nomination was largely anticipated by the market and Mr. Powell is being widely portrayed as a representative of the status-quo at the Fed Board, bringing continuity from the era of Chairman Bernanke and Chairwomen Yellen. It is generally expected that Mr. Powell will adhere to the Fed’s gradual path towards tighter monetary policy and a steady unwind of its $4.5 trillion balance sheet. In its November, 2017 statement, the Fed’s Federal Open Market Committee (“FOMC”) noted that the “labor market has continued to strengthen,” and going forward “labor market conditions will strengthen somewhat further”. However, the FOMC again repeated that “market-based measures of inflation compensation remain low”. The statement did little to alter the market’s expectation of a Fed rate hike at the December meeting.

     Commentary from the Fed continued to support the case for a gradual tightening of monetary policy over the coming months. As we head into 2018, we believe the performance of the capital markets will most likely be influenced by: 1) commentary surrounding U.S. tax reform; 2) Federal Reserve policy; 3) movements in Treasury yields; 4) movements in the dollar and commodities; and 5) uncertainty within the geopolitical arena.

     During 2017, economic data generally remained strong and appeared synchronized across major markets. Better-than-expected economic reports generally continued to support an improving U.S. economy. However, valuations are still elevated and risk premiums for the broader market are on the tighter side from a historical perspective. In general, corporate profits and margins remain near record highs and, in our view, corporate fundamentals appear supportive of current prices, as fundamentals generally improved throughout the year, largely without the benefits of pro-growth fiscal policies or stimulus, such as tax reform. That said, with the Fed continuing to reduce its “quantitative easing program”, which has been very instrumental in driving the broad-based rally across financial assets in recent years, we could begin to see market volatility become more pronounced and/or a reduction in perceived valuations, should borrowing costs rise materially.

NOT A PART OF THE ANNUAL REPORT

     The risk of rising Treasury yields or increased volatility across the fixed-income markets appear prevalent with an expectation for future Fed Funds rate hikes to occur, and therefore we believe our relatively defensive positioning across the high yield market continues to be prudent. A notable trend continues to be the flattening of the Treasury yield curve. We intend to continue to monitor yield curve movements closely over the coming months, as we seek to identify direction changes that can help provide indications of future inflation and economic growth expectations and which can be used to help position our high yield and equity strategies.

     In general, economic data released in the 4th quarter trended favorably. Business sentiment and confidence indicators were mostly supportive of the notion that the U.S. economy continues to improve. Housing and real estate data points also were also relatively strong, trending above consensus expectations in many cases. In our conversations with many companies across a wide range of industries, we continue to sense optimism. We continue to hear remarks regarding ongoing tightness in labor markets and increased upward pressure on wages across numerous industries. Inflation will continue to be important to monitor, as unexpected increases could prompt the Fed to raise rates more rapidly than market participants currently expect.

     Credit trends, distressed debt, and the default rate all continued to appear reasonably steady throughout 2017. In general, we believe these measures will remain reasonably stable over the foreseeable future, which we believe is a positive indicator not only for the high yield market but also for the equity market and our equity strategy.

     We continue to focus our research efforts on seeking to find companies that operate in relatively stable industries and with management teams that are exceptionally communicative and focused on maintaining a reasonably strong balance sheet or strengthening the balance sheet while growing operations. We remain committed to finding companies and securities that we believe will exhibit less price fluctuation should market volatility increase. Having said that, we are mindful that the new administration’s policies may promote accelerated economic growth, which may benefit many of the more cyclical-related industries and financial companies. We continue to believe our relatively higher-quality and lower-duration strategy within the overall high yield market is a prudent strategy. We also believe our approach to selecting companies who are using leverage prudently should continue to benefit the performance of our equity strategy over time.

Thank you for your continued support and investment.

Sandy R. Rufenacht	Diana P. Herrmann
Co-Portfolio Manager	President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

•	Within the High Yield market, the average spread of the Bloomberg Barclays U.S. Corporate High Yield Total Return Index (the “Index”) decreased 6 basis points (“bps”) (one basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001) during the fourth quarter to finish the year at 364 bps. For 2017, the average spread of the Index declined 78 bps from 442 bps at the end of 2016. The average yield-to-worst of the Yield Index increased 27 bps during the fourth quarter to end the year at 5.72%. For 2017, the average yield of the Index was down 40 bps from 6.12% at the end of 2016. The average bond price of the Index decreased to $100.91 at the end of December from $101.86 at the end of September. For 2017, the average bond price of the Index was up $1.11 from $99.80 at the end of 2016. According to J.P. Morgan North America Credit Research, a total of $328.1 billion of new issuance priced during 2017, compared to $286.2 billion during 2016. Refinancing proceeds accounted for 63% of the year’s issuance, compared to 58% during 2016. Acquisition proceeds accounted for 18% of 2017’s issuance compared to 15% during 2016. Credit trends, distressed debt, and the default rate all continued to be reasonably steady in December and generally trended favorably throughout much of 2017. In general, we believe these measures will remain reasonably stable over the foreseeable future, which we believe should provide a positive backdrop not only for the high yield market and our high yield strategy, but also for the equity market and our equity strategy.

•	U.S. Treasury yields generally trended higher through the fourth quarter of 2017. The 5-year and 10-year Treasury yields ended the year at 2.20% and 2.40%, respectively. While the 5-yr yield increased 27 bps over 2017, the 10-yr yield ended the year 5 bps lower. The flattening of the Treasury yield curve continues to be a topical discussion and an important trend to monitor, as the steepness or differential between various maturities, can help provide indications of future inflation and economic growth expectations. We continue to believe that yields have the potential to move higher throughout 2018. This thought factors in to how we seek to position individual security and industry weightings across both our high yield and equity strategy.

•	In 2017, risk assets saw continued price appreciation, finishing a very strong year for many equity indices and a good year for high yield bonds. Stronger-than-expected corporate earnings, firming economic growth, U.S. tax reform, and a stable rate environment have helped financial assets continue to mark new highs. Furthermore, a lack of overall market volatility, predominantly stemming from an improving economic backdrop and positive investor sentiment, has also helped drive risk assets higher. At the start of 2017, many investors feared President Trump’s ambitious growth-focused agenda could face resistance, resulting in little actual policy enactment. Despite challenges, a defining tax reform bill was passed through Congress in late December. The initial read-through for corporate earnings has generally been positive, and the potential for additional stimulus is fostering a positive underlying tone towards the equity market as we enter 2018.

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MANAGEMENT DISCUSSION (continued)

•	Economic data continued to trend favorably throughout 2017. Overall, growth and labor market data suggested that momentum in the U.S. economy remains solid. We believe this momentum will persist in the coming months, as slack in the labor market continues to decline and the economic expansion continues. Monitoring data regarding consumer confidence and consumer spending will remain a high priority throughout 2018. With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and the willingness and ability to purchase goods and services are a key driver to corporate profits and economic activity. Notably, many companies have already begun to pass along corporate tax reform benefits to employees by handing out bonuses and increasing 401(k) matches, which could serve to accelerate economic growth should consumers boost spending on goods and services. In addition, we believe that the tax changes at the individual level will also bode well for the U.S. consumer. Business sentiment and confidence indicators will also warrant close attention in the coming year. Generally, these measures came out favorably through the fourth quarter of 2017. Anecdotally, our conversations with corporate management teams that operate across various industries have also given support to the notion that growth in the U.S. economy may continue to accelerate. Specifically, the topic of the recently signed U.S. tax reform bill, which lowered the corporate rate from 35% to 21%, has given many companies a positive view on corporate performance over the foreseeable future.

•	In December 2017, the Federal Reserve (the “Fed”) raised interest rates for the third time in 2017. This rate increase came as little surprise to the market, as prior month’s market implied odds indicated the move was a near certainty. For 2018, commentary from the Fed suggests that the Federal Open Market Committee (“FOMC”) plans to continue to tighten monetary policy at a moderate pace, and expects to raise the target rate at least another 75 basis points using three 25 bp rate hikes. Policy makers appear to sense a need to stay ahead of any potential overheating of the economy. Still, the minutes of the latest FOMC meeting painted a dovish outlook, as participants remained puzzled by the inflation picture. Inflation measures remained short of expectations during 2017, even though the unemployment rate fell to the lowest level since 2000. It appears that the newly appointed Fed Chair, Jerome Powell, will be unwilling to materially alter the expected path of monetary tightening; however, we do believe the new members appointed to the Federal Reserve Board in the coming year will warrant close attention.

•	As we head into 2018, we believe the equity market has the fundamental underpinnings to generate positive performance in 2018 for many of the same reasons discussed above regarding the high yield market; however, there are still risks that should be considered. It is our belief that tax reform benefits will be favorable for the equity market in 2018 based on higher corporate earnings, as well as the potential for accelerating economic growth. We also believe we could see tax reform accelerate mergers and acquisitions (“M&A”) activity in 2018 due to lower capital gains taxes for sellers and greater cash flow from buyers. While tax reform should be positive for growth, this could result in inflation measures and interest rates moving higher as well. A significant focus will be placed on the effects of fiscal stimulus, especially with respect to individual security selection and sector allocation. With that in mind, we remain committed to our investment strategy and extensive time-tested research approach, which we believe will produce consistent outperformance though various stages of the economic cycle and through periods of volatility.

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MANAGEMENT DISCUSSION (continued)

High Yield Performance Overview

•	For the year ended December 31, 2017, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 5.51% total return. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Total Return Index (the “Index”) generated a positive 7.50% return. From an industry perspective, retail, telecommunications, cable & satellite, consumer products, and healthcare produced negative returns during 2017, while supermarkets, utilities, energy, metals/mining, chemicals, and banking led the Index. Our underweight position within the lower-rated segment and across the commodity-related industries hindered the relative performance of our strategy compared to the Index during the period. The upward movement in Treasury yields, and a few budding credit concerns, in conjunction with a reasonably good year-to-date return for the asset class, appear to have influenced investor sentiment towards the asset class during the 4th quarter of 2017. According to J.P. Morgan Credit Research, high yield mutual funds and Exchange Traded Funds (“ETFs”) experienced $9.5 billion of outflows during the quarter. We also believe there may have been some rotation out of the high yield market and into the equity market as investors sought increased capital appreciation. With the potential for Treasury yields to rise over the coming year and the prospects for further price appreciation across the equity market, volatile fund flows are likely something the high yield market will have to contend with throughout 2018.

•	The high yield market had little in the way of concerns throughout much of 2017. The price of oil generally remained above $45 throughout the year which helped the energy and commodity-related segments of the high yield market. The fear of rising Treasury yields to start 2017 was a concern that really failed to materialize throughout 2017 as the 10-year Treasury yield actually finished the year 5 bps lower. After starting the year at 2.45%, the yield of the 10-year Treasury briefly rose above 2.6% in March before retreating lower throughout much of the summer and touching 2.1% in September. Access to capital was robust across the capital markets, in particular the high yield and leveraged loan markets. In general, companies took advantage of the strength and lower rates to reprice or extend the maturity on term loans, while refinancing higher-cost and nearing-maturity bonds in the high yield market. According to J.P. Morgan Credit Research, of the $328 billion of high yield new issuance during 2017, 63% or more than $200 billion was specifically used for refinancing purposes. Distressed debt and the default rate remained reasonably low throughout the year, as improving operating performance from many companies, in addition to declining interest costs and extended debt maturities, resulted in less cause for concern about broad corporate solvency issues. As a result, the high yield market had a “risk-on” feel throughout much of the year with lower-rated bonds outperforming their higher-rated counterparts, and the more defensive industry segments generally underperforming those industry segments that are more tied to commodities or are generally perceived as having a higher degree of cyclicality.

•	We believe many of these positive dynamics that helped generate good returns in 2017 for the high yield market are still in force leading into 2018. U.S. growth is expected to remain strong in 2018, and the new tax code reform is likely to be a net benefit for the economy, which in our view, should lead to a favorable environment for high yield spreads. In addition, crude oil prices appear reasonably stable and fundamentals in the commodities markets appear to be improving heading into 2018. In our opinion, a key driver of performance for the high yield market throughout 2018 will be movements in interest rates, and on the basis thereof, the actions (or inactions) taken by the Federal Reserve with regards to monetary policy. Despite the Fed telegraphing their expectations for policy rate changes in 2018, market expectations appear to somewhat contradict the Fed’s plotted course of action as market estimates call for one to two rate hikes in 2018 compared to the Fed’s dot plots of three to four hikes, as of the Federal Reserve Board’s last meeting. For that reason, we believe it will be vital to continue monitoring the Fed’s commentary and actions closely throughout the year. A more aggressive Fed committee and rising Treasury yields could negatively impact the value of fixed-income securities, as well as have a negative influence on fund flows across fixed-income asset classes. An underlying positive for the high yield market as we enter 2018 is generally improving corporate credit trends, modest destressed debt, and the market expectation that the default rate will remain low by historical standards. A potential concern for the high yield market as we progress through the year could be a more aggressive use of debt by companies to fund M&A or other perceived shareholder-friendly actions such as share repurchases or dividends. While this is a concern for the high yield asset class, these actions may be received favorably by equity investors and could provide outsized returns in the equity market.

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MANAGEMENT DISCUSSION (continued)

Equity Performance Review

•	For the year ended December 31, 2017, the Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 16.71% total return. By comparison, the Russell 3000 Index generated a positive 21.13% return for the year. U.S. equities had a very strong year in 2017, and the lack of volatility led to very consistent returns throughout the year. For the first time since 1958, U.S. equities posted positive returns in every month of the year. The largest sector contributors to returns for the Russell 3000 Index for 2017 were Information Technology (+37.0%), Healthcare (+23.3%), and Financials (+20.2%), while the greatest detractors were Energy (-2.0%) and Telecommunications (-1.0%). Aquila Three Peaks Opportunity Growth Fund lagged the Russell 3000 Index on a relative basis driven by weaker performance contributions from the Information Technology, Health Care, and Consumer Discretionary sectors, partially offset by greater contribution from Consumer Staples and Industrials. The Fund’s performance relative to the Russell 3000 Index for the full year 2017 was negatively impacted by the extremely strong performance of large-cap growth Technology stocks, such as FANG (Facebook, Amazon, Netflix and Google/ Alphabet), in the Russell 3000 Index. In total, the Technology sector contributed over one third of the overall return for the Russell 3000 Index in 2017. Despite the Fund’s underperformance relative to the large-cap weighted Russell 3000 Index in 2017, the Fund still outperformed its Lipper Midcap Core peer group. According to Lipper, Inc., the Aquila Three Peaks Opportunity Growth Fund Class Y share ranked in the 34th percentile (147 of 437 funds) for the 1-year period ended December 31, 2017.

Our Approach

•	We remain committed to our time-tested and disciplined research process that not only includes detailed analysis of companies owned in our high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets. We continue to look for fiscally responsible management teams that are committed to growing operations prudently and who recognize they can potentially improve their credit profile and equity valuations by focusing on credit-specific measures. Our efforts remain focused on stability and predictability in the investment selection process, which seeks to provide a less volatile high yield strategy that can generate a reasonably consistent total return, while also attempting to find attractive equity investments that could experience further capital appreciation.

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MANAGEMENT DISCUSSION (continued)

•	The construction of the high yield strategy continues to emphasize securities that we believe may have the ability to weather negative headlines and heightened market volatility, while benefitting from company-specific balance sheet improvement and credit improvement. We intend to maintain our discipline which seeks to minimize volatility, to the extent possible, by generally avoiding securities that appear to have equity-like characteristics, as well as by focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow generation. We continue to believe this approach is warranted and believe maintaining a relatively low duration and shorter maturity profile, is prudent in this environment. Maintaining a shorter maturity profile is designed to allow the securities held within the bond portfolio to better withstand an increase in market volatility and/or rising Treasury yields. Shorter maturity profiles may also increase the potential that holdings will be redeemed by the company through either a call, tender, or maturity. As cash is created by these corporate actions, it allows us the ability to assess the opportunities present in the high yield market at that time. In instances where we have not participated in new bond issuance because we believed it carried excessive interest rate risk or did not adequately compensate investment risk, we may have an opportunity to deploy cash at more attractive prices and yields if rising Treasury yields or increased market volatility create such opportunities.

•	The construction of the equity strategy continues to focus on companies using debt/ leverage prudently to grow free cash flow in an attempt to propel future equity value. We intend to continue to use our knowledge and understanding of the high yield market in seeking to decipher the equity investment landscape and the prospects for individual company stock. We believe that our focus on understanding bond covenants and credit metrics provides a distinct advantage to our research and stock selection. Frequently, high yield companies may have a maximum leverage ratio, minimum interest coverage ratio and/or restrictions on the amount of stock the company can repurchase or dividends they can pay out. These covenants generally influence corporate decisions and can change as the credit worthiness and financial strength of a company improves, which could potentially lead to perceived equity-friendly actions occurring. We continue to emphasize important debt covenants and key credit metrics in our research when considering stock selection. In our opinion, the understanding of these issues is not always the primary focus of many equity analysts. As a result, we believe our credit-oriented research process for finding improving high yield bond stories leads us to these types of improving equity stories and differentiates our strategy from other equity strategies.

•	While we continuously search for attractive investment options, we believe a strict adherence to our rigid investment philosophy, extensive research process, and discipline in choosing investments for our high yield and equity strategies will remain essential as we enter 2018. Given the significant positive moves in the high yield and equity markets after the election (and really since early 2009), we believe it is important to not become complacent in the current investing environment. As such, we seek to actively monitor economic data and commentary from companies across various industries, as well as commentary from the Federal Reserve and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

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MANAGEMENT DISCUSSION (continued)

•	In conclusion, we intend to continue to balance potential risks to the economy and the capital markets with the opportunities presented within high yield bonds and equities to construct strategies that we believe will have a compelling risk/return profile throughout various economic cycles and periods of elevated market volatility. With the potential for fiscal policies to bolster economic growth but monetary policy to create volatility across fixed-income asset classes, we intend to continue to utilize a top-down and bottom-up approach when constructing our strategies.

•	Thank you for your continued support and investment.

     Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. In the past several years, financial markets have experienced increased volativity, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila Three Peaks High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

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Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. In the past several years, financial markets have experienced increased volativity, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purpose.

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PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

     The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund (the "Fund") for the 10-year period ended December 31, 2017 as compared with the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2017

				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	1.13%	3.34%	4.47%	4.56%
Without Sales Charge	5.30	4.19	4.90	4.93
Class C since 6/08/06
With CDSC*	3.34	3.36	4.06	4.10
Without CDSC	4.34	3.36	4.06	4.10
Class I since 6/29/06
No Sales Charge	5.06	4.10	4.88	4.98
Class Y since 6/01/06
No Sales Charge	5.51	4.40	5.12	5.15

Bloomberg Barclays US Corporate
High Yield Total Return Index
Value Unhedged	7.50	5.77	8.03	7.79	(Class A & Y)
				7.79	(Class C)
				7.94	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

*	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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Aquila Three Peaks Opportunity Growth Fund

     The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2017 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted from inception through 10/15/10 of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

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Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2017

				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations
on 7/22/94)
With Maximum Sales Charge	11.41%	14.32%	7.59%	8.41%
Without Sales Charge	16.35	15.32	8.06	8.61

Class C (commenced operations
on 5/01/96)
With CDSC**	14.53	14.49	7.27	7.32
Without CDSC	15.53	14.49	7.27	7.32

Class I (commenced operations
on 12/01/05)
No Sales Charge	16.46	15.53	8.35	7.52

Class Y (commenced operations
on 5/01/96)
No Sales Charge	16.71	15.66	8.38	8.36

Russell 3000 Stock Index(1)	21.13	15.58	8.60	N/A*	(Class A)
				8.81	(Class C & Y)
				8.83	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1)	The Fund’s index since October 15, 2010.

*	Index commenced on 1/01/95.

**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the

Shareholders of Aquila Three Peaks High Income Fund and

Aquila Three Peaks Opportunity Growth Fund

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2018

11  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (96.3%)	Value

	Consumer Discretionary (32.1%)
	Broadcast Services (1.2%)
	Liberty Interactive LLC
$2,500,000	8.250%, 02/01/30	$2,712,500

	Cable/Satellite TV (4.0%)
	CCO Holdings LLC
1,650,000	5.750%, 01/15/24	1,695,375
2,225,000	5.750%, 02/15/26 144A	2,311,219

	DISH DBS Corp.
2,725,000	5.875%, 11/15/24	2,653,469
2,000,000	7.750%, 07/01/26	2,102,500
		8,762,563
	Casino Hotels (0.5%)
	Boyd Gaming Corp.
1,000,000	6.375%, 04/01/26	1,077,500

	Casino Services (1.6%)
	Eldorado Resorts, Inc.
1,150,000	7.000%, 08/01/23	1,229,062
2,125,000	6.000%, 04/01/25	2,220,625
		3,449,687

	Casinos & Gaming (2.7%)
	Jacobs Entertainment, Inc.
1,175,000	7.875%, 02/01/24 144A	1,257,250

	Pinnacle Entertainment, Inc.
1,600,000	5.625%, 05/01/24	1,712,000

	Scientific Games International, Inc.
2,800,000	10.000%, 12/01/22	3,073,000
		6,042,250

	Commercial Services (2.3%)
	Live Nation Entertainment, Inc.
1,450,000	4.875%, 11/01/24 144A	1,486,250

12  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Commercial Services (continued)
	The ServiceMaster Co. LLC
$3,500,000	5.125%, 11/15/24 144A	$3,543,750
		5,030,000

	Distribution/Wholesale (0.9%)
	LKQ Corp.
2,000,000	4.750%, 05/15/23	2,045,000

	Food - Catering (0.7%)
	Aramark Corp.
1,550,000	5.125%, 01/15/24	1,626,725

	Funeral Service & Related Items (0.5%)
	Service Corp. International
1,000,000	5.375%, 05/15/24	1,053,750

	Hotels & Motels (2.6%)
	ESH Hospitality, Inc.
3,500,000	5.250%, 05/01/25 144A	3,535,000

	Hilton Worldwide Finance LLC
2,125,000	4.625%, 04/01/25	2,183,437
		5,718,437

	Housewares (1.0%)
	American Greetings Corp.
2,000,000	7.875%, 02/15/25 144A	2,160,000

	Internet Content - Entertainment (0.7%)
	Netflix, Inc.
1,450,000	5.750%, 03/01/24	1,542,438

	Motion Pictures & Services (1.0%)
	Lions Gate Entertainment Corp.
2,150,000	5.875%, 11/01/24 144A	2,270,938

	Radio (3.3%)
	CBS Radio, Inc.
2,650,000	7.250%, 11/01/24 144A	2,794,094

13  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Radio (continued)
	Sirius XM Radio, Inc.
$2,175,000	5.375%, 04/15/25 144A	$2,264,719

	Townsquare Media, Inc.
2,150,000	6.500%, 04/01/23 144A	2,101,625
		7,160,438

	Resorts/Theme Parks (2.8%)
	Cedar Fair LP
4,000,000	5.375%, 06/01/24	4,180,000

	Six Flags Entertainment Corp.
2,000,000	4.875%, 07/31/24 144A	2,030,000
		6,210,000

	Retail - Automobile (1.0%)
	Asbury Automotive Group, Inc.
2,000,000	6.000%, 12/15/24	2,082,400

	Security Services (2.6%)
	APX Group, Inc.
3,400,000	8.750%, 12/01/20	3,468,000

	Prime Security Services Borrower LLC/Prime
	Finance, Inc.
2,000,000	9.250%, 05/15/23 144A	2,220,000
		5,688,000

	Theaters (2.7%)
	Cinemark Holdings, Inc.
1,600,000	5.125%, 12/15/22	1,636,000
1,200,000	4.875%, 06/01/23	1,215,000

	Regal Entertainment
3,000,000	5.750%, 02/01/25	3,075,000
		5,926,000
	Total Consumer Discretionary	70,558,626

14  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Staples (7.6%)
	Beverages - Non-Alcoholic (0.9%)
	Cott Holdings, Inc.
$1,900,000	5.500%, 04/01/25 144A	$1,952,250

	Consumer Products - Miscellaneous (0.7%)
	Central Garden & Pet Co.
1,500,000	6.125%, 11/15/23	1,586,250

	Distribution/Wholesale (1.6%)
	Performance Food Group Co.
3,450,000	5.500%, 06/01/24 144A	3,562,125

	Diversified Operations (0.7%)
	HRG Group, Inc.
1,500,000	7.750%, 01/15/22	1,556,250

	Food - Miscellaneous/Diversified (1.1%)
	B&G Foods, Inc.
535,000	5.250%, 04/01/25	544,175

	Pinnacle Foods, Inc.
1,800,000	5.875%, 01/15/24	1,903,500
		2,447,675

	Food - Retail (1.0%)
	Ingles Markets, Inc.
2,250,000	5.750%, 06/15/23	2,272,500

	Food - Wholesale/Distributors (1.6%)
	US Foods, Inc.
3,250,000	5.875%, 06/15/24 144A	3,412,500
	Total Consumer Staples	16,789,550

	Energy (5.2%)
	Midstream Oil & Gas (1.3%)
	Antero Midstream Partners LP
1,800,000	5.375%, 09/15/24	1,854,000

15  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Energy (continued)
	Midstream Oil & Gas (continued)
	Genesis Energy LP
$1,065,000	6.500%, 10/01/25	$1,080,975
		2,934,975

	Oil Company - Exploration & Production (2.4%)
	CNX Resources Corp.
950,000	8.000%, 04/01/23	1,018,400

	Hess Infrastructure Partners LP/Hess Infrastructure
	Partners Finance Corp.
1,465,000	5.625%, 02/15/26 144A	1,512,613

	Jonah Energy LLC
1,250,000	7.250%, 10/15/25 144A	1,259,375

	Par Petroleum LLC/Petroleum Finance Corp.
1,460,000	7.750%, 12/15/25 144A	1,454,525
		5,244,913

	Oil Refining & Marketing (1.5%)
	Calumet Specialty Products Partners LP/Calumet
	Finance Corp.
3,250,000	7.750%, 04/15/23	3,266,250
	Total Energy	11,446,138

	Financials (12.6%)
	Enterprise Software/Services (1.0%)
	Donnelley Financial Solutions, Inc.
2,000,000	8.250%, 10/15/24	2,140,000

	Finance - Investment Banker/Broker (1.5%)
	LPL Holdings, Inc.
3,200,000	5.750%, 09/15/25 144A	3,256,000

	Finance - Other Services (0.6%)
	VFH Parent LLC/Orchestra Co-Issuer, Inc.
1,250,000	6.750%, 06/15/22 144A	1,315,625

16  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Financials (continued)
	Financial Guarantee Insurance (0.6%)
	MGIC Investment Corp.
$1,150,000	5.750%, 08/15/23	$1,257,813

	REITS - Diversified (2.9%)
	CyrusOne LP/CyrusOne Finance Corp.
1,250,000	5.000%, 03/15/24 144A	1,296,875
1,250,000	5.375%, 03/15/27 144A	1,312,500

	Equinix, Inc.
950,000	5.375%, 05/15/27	1,016,500

	SBA Communications Corp.
2,750,000	4.875%, 09/01/24	2,825,625
		6,451,500

	REITS - Healthcare (0.6%)
	MPT Operating Partnership LP
1,350,000	6.375%, 03/01/24	1,427,625

	REITS - Hotels (2.4%)
	Ryman Hospitality Properties
5,150,000	5.000%, 04/15/23	5,265,875

	REITS - Storage (3.0%)
	Iron Mountain, Inc.
6,500,000	5.750%, 08/15/24	6,581,250
	Total Financials	27,695,688

	Healthcare (3.7%)
	Medical - Equipment (0.6%)
	Teleflex, Inc.
1,150,000	5.250%, 06/15/24	1,198,875

	Medical - Hospitals (1.8%)
	HCA Holdings, Inc.
3,850,000	5.375%, 02/01/25	3,984,750

17  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Healthcare (continued)
	Medical - Nursing Homes (0.7%)
	Kindred Healthcare, Inc.
$1,500,000	8.750%, 01/15/23	$1,590,000

	Physical Therapy/Rehab Centers (0.6%)
	HealthSouth Corp.
1,250,000	5.750%, 11/01/24	1,279,687
	Total Healthcare	8,053,312

	Industrials (15.5%)
	Aerospace/Defense - Equipment (1.0%)
	TransDigm, Inc.
2,250,000	6.000%, 07/15/22	2,295,000

	Auction House/Art Dealer (1.5%)
	KAR Auction Services, Inc.
2,175,000	5.125%, 06/01/25 144A	2,229,375

	Ritchie Bros. Auctioneers, Inc.
1,125,000	5.375%, 01/15/25 144A	1,161,563
		3,390,938
	Building - Heavy Construction (1.8%)
	Brand Energy & Infrastructure Services, Inc.
2,000,000	8.500 07/15/25 144A	2,100,000

	Mastec, Inc.
1,750,000	4.875%, 03/15/23	1,785,000
		3,885,000

	Engineering/R&D Services (2.4%)
	AECOM Technology Corp.
2,325,000	5.875%, 10/15/24	2,518,440
1,250,000	5.125%, 03/15/27	1,273,312

	Engility Corp.
1,500,000	8.875%, 09/01/24	1,603,125
		5,394,877

18  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Industrials (continued)
	Machinery - Construction & Mining (0.9%)
	Blueline Rental Finance Corp./Blueline Rental LLC
$1,825,000	9.250%, 03/15/24 144A	$1,948,187

	Office Automation & Equipment (0.5%)
	Pitney Bowes, Inc.
1,225,000	4.125%, 05/15/22	1,125,469

	Printing - Commercial (1.2%)
	Quad/Graphics, Inc.
2,500,000	7.000%, 05/01/22	2,587,500

	Rental Auto/Equipment (1.3%)
	Herc Rentals, Inc.
1,169,000	7.750%, 06/01/24 144A	1,282,977

	United Rentals North America, Inc.
1,425,000	5.750%, 11/15/24	1,499,813
		2,782,790

	Security Services (0.7%)
	ADT Corp.
1,475,000	4.125%, 06/15/23	1,475,000

	Transport - Truck (1.0%)
	XPO Logistics, Inc.
2,150,000	6.125%, 09/01/23 144A	2,273,625

	Waste Management (2.6%)
	Advanced Disposal Services, Inc.
4,250,000	5.625%, 11/15/24 144A	4,345,625

	Wrangler Buyer Corp.
1,250,000	6.000%, 10/01/25 144A	1,287,500
		5,633,125

	Water Treatment Systems (0.6%)
	Core & Main LP
1,225,000	6.125%, 08/15/25 144A	1,243,375
	Total Industrials	34,034,886

19  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Information Technology (8.8%)
	Computer Software (2.0%)
	Rackspace Hosting, Inc.
$2,250,000	8.625%, 11/15/24 144A	$2,401,875

	SS&C Technologies Holdings, Inc.
1,850,000	5.875%, 07/15/23	1,951,750
		4,353,625

	Computers (0.6%)
	Dell International LLC/EMC Corp.
1,250,000	7.125%, 06/15/24 144A	1,368,580

	Computers - Integrated Systems (2.1%)
	Diebold Nixdorf, Inc.
2,700,000	8.500%, 04/15/24	2,868,750

	Everi Payments, Inc.
1,830,000	7.500%, 12/15/25 144A	1,813,987
		4,682,737

	Data Processing/Management (1.2%)
	First Data Corp.
2,500,000	5.750%, 01/15/24 144A	2,587,500

	Office Automation & Equipment (1.2%)
	CDW Corp.
900,000	5.000%, 09/01/23	930,375
1,675,000	5.000%, 09/01/25	1,733,625
		2,664,000

	Telecommunication Equipment (1.0%)
	Commscope Technologies LLC
2,175,000	6.000%, 06/15/25 144A	2,310,937

	Wireless Equipment (0.7%)
	ViaSat, Inc.
1,475,000	5.625%, 09/15/25 144A	1,486,063
	Total Information Technology	19,453,442

20  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)	Value

	Materials (5.1%)
	Building & Construction Products - Misc. (1.2%)
	Summit Materials LLC
$2,425,000	6.125%, 07/15/23	$2,522,000

	Containers - Metal/Glass (0.6%)
	BWAY Holding Co.
1,225,000	7.250%, 04/15/25 144A	1,264,812

	Containers - Paper/Plastic (0.9%)
	Berry Plastics Corp.
2,000,000	5.125%, 07/15/23	2,080,000

	Garden Products (0.6%)
	Scotts Miracle-Gro Co.
1,250,000	6.000%, 10/15/23	1,323,438

	Metal - Aluminum (0.8%)
	Century Aluminum Co.
1,725,000	7.500%, 06/01/21 144A	1,768,125

	Paper & Related Products (1.0%)
	Mercer International, Inc.
2,100,000	7.750%, 12/01/22	2,226,000
	Total Materials	11,184,375

	Telecommunication Services (5.7%)
	Cellular Telecom (2.8%)
	Sprint Communications, Inc.
2,200,000	6.000%, 11/15/22	2,200,000

	Sprint Corp.
2,300,000	7.625%, 02/15/25	2,409,250

	T-Mobile USA, Inc.
1,400,000	6.000%, 04/15/24	1,484,000
		6,093,250

21  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Principal
Amount	Corporate Bonds (continued)		Value

	Telecommunication Services (continued)
	Internet Connectivity Services (1.7%)
	Zayo Group LLC/Zayo Capital, Inc.
$2,675,000	6.000%, 04/01/23		$2,786,146
1,000,000	6.375%, 05/15/25		1,057, 500
			3,843,646

	Satellite Telecom (0.7%)
	Hughes Satellite Systems Corp.
1,425,000	7.625%, 06/15/21		1,574,625

	Telecom Services (0.5%)
	GCI, Inc.
1,000,000	6.875%, 04/15/25		1,065,000
	Total Telecommunication Services		12,576,521

	Total Corporate Bonds (cost $210,793,978)		211,792,538

Shares	Short-Term Investment (2.6%)
	Dreyfus Treasury & Agency Cash Management
5,767,185	- Institutional Shares, 1.15%* (cost $5,767,185)		5,767,185

	Total Investments (cost $216,561,163- note 4)	98.9%	217,559,723
	Other assets less liabilities	1.1	2,528,735
	Net Assets	100.0%	220,088,458

*	The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

22  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2017

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Corporate Bonds	Distribution (unaudited)	Corporate Bonds
Aerospace/Defense - Equipment	1.1%	Housewares	1.0%
Auction House/ Art Dealer	1.6	Internet Connectivity Services	1.8
Beverages - Non-Alcoholic	0.9	Internet Content - Entertainment	0.7
Broadcast Services	1.3	Machinery - Construction & Mining	0.9
Building & Construction Products - Misc.	1.2	Medical - Equipment	0.6
Building - Heavy Construction	1.8	Medical - Hospitals	1.9
Cable/Satellite TV	4.1	Medical - Nursing Homes	0.8
Casino Hotels	0.5	Metal - Aluminum	0.8
Casino Services	1.6	Midstream Oil & Gas	1.4
Casinos & Gaming	2.9	Motion Pictures & Services	1.1
Cellular Telecom	2.9	Office Automation & Equipment	1.8
Commercial Services	2.4	Oil Company - Exploration & Production	2.5
Computer Software	2.1	Oil Refining & Marketing	1.5
Computers	0.6	Paper & Related Products	1.1
Computers - Integrated Systems	2.2	Physical Therapy/Rehab Centers	0.6
Consumer Products - Miscellaneous	0.7	Printing - Commercial	1.2
Containers - Metal/Glass	0.6	Radio	3.4
Containers - Paper/Plastic	1.0	REITS - Diversified	3.0
Data Processing/Management	1.2	REITS - Healthcare	0.7
Distribution/Wholesale	2.7	REITS - Hotels	2.5
Diversified Operations	0.7	REITS - Storage	3.1
Engineering/R&D Services	2.5	Rental Auto/Equipment	1.3
Enterprise Software/Services	1.0	Resorts/Theme Parks	2.9
Finance - Investment Banker/Broker	1.5	Retail - Automobile	1.0
Finance - Other Services	0.6	Satellite Telecom	0.7
Financial Guarantee Insurance	0.6	Security Services	3.4
Food - Catering	0.8	Telecom Services	0.5
Food - Miscellaneous/Diversified	1.2	Telecommunication Equipment	1.1
Food - Retail	1.1	Theaters	2.8
Food - Wholesale/Distributors	1.6	Transport - Truck	1.1
Funeral Service & Related Items	0.5	Waste Management	2.7
Garden Products	0.6	Water Treatment Systems	0.6
Hotels & Motels	2.7	Wireless Equipment	0.7
			100.0%

23  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Shares	Common Stocks (99.0%)	Value

	Consumer Discretionary (25.5%)
	Cable/Satellite TV (2.1%)
13,327	Charter Communications, Inc.+	$4,477,339
166,139	DISH Network Corp.+	7,933,137
		12,410,476

	Casino Services (2.1%)
390,239	Eldorado Resorts, Inc.+	12,936,423

	Casinos & Gaming (1.2%)
135,043	Scientific Games Corp.+	6,927,706

	Commercial Services (3.3%)
190,127	Live Nation Entertainment, Inc.+	8,093,706
227,855	ServiceMaster Global Holdings, Inc.+	11,682,126
		19,775,832

	Cruise Lines (1.5%)
169,692	Norwegian Cruise Line Holdings Ltd.+	9,036,099

	Distribution/Wholesale (2.2%)
327,384	LKQ Corp.+	13,314,707

	Food - Catering (2.3%)
327,835	Aramark Corp	14,011,668

	Funeral Service & Related Items (1.9%)
311,869	Service Corp. International	11,638,951

	Hotels & Motels (3.6%)
590,814	Extended Stay America, Inc	11,225,466
127,047	Hilton Worldwide Holdings, Inc	10,145,973
		21,371,439

	Racetracks (2.1%)
33,761	Churchill Downs, Inc	7,856,185
145,541	Penn National Gaming, Inc	4,559,800
		12,415,985

	Radio (1.6%)
246,434	Liberty SiriusXM Group - C+	9,773,572

24  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Shares	Common Stocks (continued)	Value

	Consumer Discretionary (continued)
	Resorts/Theme Parks (1.6%)
143,928	Six Flags Entertainment Corp	$9,581,287
	Total Consumer Discretionary	153,194,145

	Consumer Staples (9.8%)
	Beverages - Non-Alcoholic (2.0%)
701,869	Cott Beverages, Inc	11,693,138

	Beverages - Wine/Spirits (1.5%)
39,980	Constellation Brands, Inc	9,138,229

	Distribution/Wholesale (2.1%)
377,445	Performance Food Group Co.+	12,493,430

	Food - Miscellaneous/Diversified (2.7%)
112,832	B&G Foods, Inc	3,966,045
204,492	Pinnacle Foods, Inc	12,161,139
		16,127,184

	Food - Wholesale/Distributors (1.5%)
290,521	US Foods Holding Corp.+	9,276,336
	Total Consumer Staples	58,728,317

	Energy (1.1%)
	Midstream Oil & Gas (0.4%)
23,849	Andeavor	2,726,895

	Oil Company - Exploration & Production (0.3%)
33,761	Continental Resources, Inc.+	1,788,320

	Pipelines (0.4%)
44,508	Oneok, Inc	2,378,953
	Total Energy	6,894,168

	Financials (10.0%)
	Finance - Investment Banker/Broker (2.0%)
214,260	LPL Financial Holdings, Inc	12,242,816

25  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Shares	Common Stocks (continued)	Value

	Financials (continued)
	Life/Health Insurance (1.2%)
140,374	Athene Holding Ltd.+	$7,258,740

	Real Estate Management/Service (1.5%)
202,565	CBRE Group, Inc.+	8,773,090

	REITS - Diversified (4.2%)
108,476	Crown Castle International Corp	12,041,921
70,187	CyrusOne, Inc	4,178,232
19,546	Equinix, Inc	8,858,638
		25,078,791

	REITS - Hotels (1.1%)
98,617	Ryman Hospitality Properties	6,806,545
	Total Financials	60,159,982

	Healthcare (3.1%)
	Drug Delivery Systems (1.3%)
188,350	Catalent, Inc.+	7,737,418

	Medical Equipment (1.8%)
44,477	Teleflex, Inc	11,066,767
	Total Healthcare	18,804,185

	Industrials (20.7%)
	Auction House/Art Dealer (1.5%)
176,800	KAR Auction Services, Inc	8,930,168

	Chemicals - Specialty (1.0%)
197,651	Univar, Inc.+	6,119,275

	Commercial Services - Finance (3.1%)
158,143	IHS Markit Ltd.+	7,140,156
212,190	TransUnion+	11,661,962
		18,802,118

	Distribution/Wholesale (1.1%)
165,581	HD Supply Holdings, Inc.+	6,628,207

26  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Shares	Common Stocks (continued)	Value

	Industrials (continued)
	Electronic Security Devices (0.9%)
69,299	Allegion PLC	$5,513,428

	Engineering/R&D Services (1.5%)
239,879	AECOM Technology Corp.+	8,911,505

	Instruments - Controls (1.5%)
177,713	Sensata Technologies Holding NV+	9,082,911

	Machinery - General Industry (0.9%)
233,660	Welbilt, Inc.+	5,493,347

	Rental Auto/Equipment (1.4%)
47,976	United Rentals, Inc.+	8,247,554

	Shipbuilding (0.6%)
15,104	Huntington Ingalls Industries, Inc	3,560,013

	Transport - Truck (1.7%)
109,278	XPO Logistics, Inc	10,008,772

	Waste Management (5.5%)
461,745	Advanced Disposal Services, Inc.+	11,054,175
202,565	Republic Services, Inc	13,695,420
117,274	Waste Connections, Inc	8,319,418
		33,069,013
	Total Industrials	124,366,311

	Information Technology (17.2%)
	Applications Software (1.0%)
87,067	CDK Global, Inc	6,206,136

	Commercial Services - Finance (2.2%)
99,506	Global Payments, Inc	9,974,481
39,608	Vantiv, Inc.+	2,913,168
		12,887,649

	Computer Services (1.3%)
415,791	Presidio, Inc.+	7,970,714

27  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Shares	Common Stocks (continued)	Value

	Information Technology (continued)
	Computer Software (1.7%)
257,207	SS&C Technologies Holdings, Inc	$10,411,739

	Computers (1.6%)
116,386	Dell Technologies, Inc.+	9,459,854

	Data Processing/Management (2.3%)
68,410	Fidelity National Information Services, Inc	6,436,697
438,891	First Data Corp.+	7,333,869
		13,770,566

	E-Commerce/Services (1.3%)
25,765	IAC/InterActiveCorp+	3,150,544
138,901	Match Group, Inc.+	4,348,990
		7,499,534

	Electronic Component - Semiconductor (1.1%)
24,876	Broadcom Corp	6,390,644

	Internet Security (0.8%)
169,692	Symantec Corp	4,761,558

	Office Automation & Equipment (1.7%)
149,258	CDW Corp	10,371,938

	Telecommunication Equipment (1.4%)
227,441	Commscope Holding Co., Inc.+	8,604,093

	Wireless Equipment (0.8%)
66,633	ViaSat, Inc.+	4,987,480
	Total Information Technology	103,321,905

	Materials (10.3%)
	Building & Construction Products - Misc. (1.6%)
301,355	Summit Materials, Inc.+	9,474,601

	Containers - Metal/Glass (2.6%)
230,995	Ball Corp	8,743,161

28  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Shares	Common Stocks (continued)		Value

	Materials (continued))
	Containers - Metal/Glass (continued)
232,772	Silgan Holdings, Inc		$6,841,169
			15,584,330

	Containers - Paper/Plastic (5.6%)
225,664	Ardagh Group SA		4,761,510
175,912	Berry Plastics Corp.+		10,320,757
756,133	Graphic Packaging International, Inc		11,682,255
133,266	Sealed Air Corp		6,570,014
			33,334,536

	Garden Products (0.5%)
30,207	Scotts Miracle-Gro Co		3,231,847
	Total Materials		61,625,314

	Telecommunication Services (1.3%)
	Internet Connectivity Services (1.3%)
207,896	Zayo Group Holdings, Inc.+		7,650,573

	Total Common Stocks (cost $451,953,310)		594,744,900

	Short-Term Investment (1.1%)

	Dreyfus Treasury & Agency Cash Management -
6,755,929	Institutional Shares, 1.15%* (cost $6,755,929)		6,755,929

	Total Investments (cost $458,709,239 - note 4) 100.1%		601,500,829
	Other assets less liabilities	(0.1)	(342,761)
	Net Assets	100.0%	$601,158,068

+	Non-income producing security.

*	The rate is an annualized seven-day yield at period end.

See accompanying notes to financial statements.

29  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2017

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Common Stocks	Distribution (unaudited)	Common Stocks

Applications Software	1.0%	Food - Wholesale/Distributors	1.6%
Auction House/Art Dealer	1.5	Funeral Service & Related Items	2.0
Beverages - Non-Alcoholic	2.0	Garden Products	0.5
Beverages - Wine/Spirits	1.5	Hotels & Motels	3.6
Building & Construction Products - Misc.	1.6	Instruments - Controls	1.5
Cable/Satellite TV	2.1	Internet Connectivity Services	1.3
Casino Services	2.2	Internet Security	0.8
Casinos & Gaming	1.2	Life/Health Insurance	1.2
Chemicals - Specialty	1.0	Machinery - General Industry	0.9
Commercial Services	3.3	Medical Equipment	1.9
Commercial Services - Finance	5.3	Midstream Oil & Gas	0.5
Computer Services	1.3	Office Automation & Equipment	1.7
Computer Software	1.8	Oil Company - Exploration & Production	0.3
Computers	1.6	Pipelines	0.4
Containers - Metal/Glass	2.6	Racetracks	2.1
Containers - Paper/Plastic	5.6	Radio	1.6
Cruise Lines	1.5	Real Estate Management/Service	1.5
Data Processing/Management	2.3	REITS - Diversified	4.2
Distribution/Wholesale	5.5	REITS - Hotels	1.1
Drug Delivery Systems	1.3	Rental Auto/Equipment	1.4
E-Commerce/Services	1.3	Resorts/Theme Parks	1.6
Electronic Component - Semiconductor	1.1	Shipbuilding	0.6
Electronic Security Devices	0.9	Telecommunication Equipment	1.4
Engineering/R&D Services	1.5	Transport - Truck	1.7
Finance - Investment Banker/Broker	2.1	Waste Management	5.6
Food - Catering	2.4	Wireless Equipment	0.8
Food - Miscellaneous/Diversified	2.7		100.0%

30  | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
ASSETS	INCOME FUND	GROWTH FUND
Investments at value
(cost $216,561,163 and $458,709,239, respectively)	$217,559,723	$601,500,829
Receivable for interest and dividends	3,091,766	480,735
Receivable for Fund shares sold	232,067	117,993
Other assets	33,241	41,161
Total assets	220,916,797	602,140,718
LIABILITIES
Payable for Fund shares redeemed	482,122	272,480
Management fees payable	121,559	421,258
Dividends payable	94,817	397
Distribution and service fees payable	195	2,002
Accrued expenses	129,646	286,513
Total liabilities	828,339	982,650
NET ASSETS	$220,088,458	$601,158,068

Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$257,318	$112,849
Additional paid-in capital	218,884,358	468,115,354
Net unrealized appreciation on investments (note 4)	998,560	142,791,590
Accumulated net realized gain (loss) on investments	(52,555)	(9,861,725)
Undistributed net investment income (loss)	777	—
	$220,088,458	$601,158,068
CLASS A
Net Assets	$48,552,050	$105,808,933
Capital shares outstanding	5,679,744	2,019,973
Net asset value and redemption price per share	$8.55	$52.38
Maximum offering price per share (100/96 of $8.55 and
100/95.75 of $52.38, respectively, adjusted to the nearest cent)	$8.91	$54.70
CLASS C
Net Assets	$11,725,716	$73,163,343
Capital shares outstanding	1,371,771	1,691,199
Net asset value and offering price per share	$8.55	$43.26
Redemption price per share (note 6b)	$8.55	$43.26
CLASS I
Net Assets	$1,451,195	$40,899,547
Capital shares outstanding	169,786	754,251
Net asset value, offering and redemption price per share	$8.55	$54.23
CLASS Y
Net Assets	$158,359,497	$381,286,245
Capital shares outstanding	18,510,507	6,819,448
Net asset value, offering and redemption price per share	$8.56	$55.91

See accompanying notes to financial statements.

31  | Aquila Funds Trust

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$12,789,596	$170,406
Dividend income
(net of foreign tax withheld of $101,571)	—	7,706,944
Total investment income	12,789,596	7,877,350

Expenses:

Management fees (note 3)	1,514,166	5,156,070
Distribution and service fees (note 3)	245,856	1,256,226
Transfer and shareholder servicing agent
fees (note 3)	230,169	861,656
Registration fees and dues	88,472	108,527
Legal fees	74,442	162,538
Trustees’ fees and expenses	68,247	172,801
Fund accounting fees	67,540	91,899
Shareholders’ reports	29,934	106,136
Auditing and tax fees	16,400	26,199
Chief compliance officer services (note 3)	10,843	11,570
Insurance	10,225	25,880
Custodian fees	9,576	19,151
Miscellaneous	33,161	40,810
Total expenses	2,399,031	8,039,463

Net investment income (loss)	10,390,565	(162,113)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	2,073,162	23,481,241
Change in unrealized appreciation (depreciation)
on investments	(259,266)	71,073,351

Net realized and unrealized gain (loss) on
investments	1,813,896	94,554,592
Net change in net assets resulting from
operations	$12,204,461	$94,392,479

See accompanying notes to financial statements.

32  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

OPERATIONS:
Net investment income	$10,390,565	$9,042,884
Net realized gain (loss) from securities
transactions	2,073,162	1,733,989
Change in unrealized depreciation
on investments	(259,266)	2,143,842
Change in net assets resulting from
operations	12,204,461	12,920,715

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,250,512)	(2,543,878)
Net realized gain on investments	(50,925)	—

Class C Shares:
Net investment income	(500,211)	(481,033)
Net realized gain on investments	(12,403)	—

Class I Shares:
Net investment income	(69,152)	(74,854)
Net realized gain on investments	(1,529)	—

Class Y Shares:
Net investment income	(7,570,770)	(5,942,041)
Net realized gain on investments	(166,798)	—
Change in net assets from distributions	(10,622,300)	(9,041,806)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	53,707,905	163,210,668
Reinvested dividends and distributions	9,366,079	7,618,611
Short-term trading redemption fees	13,113	48,786
Cost of shares redeemed	(90,761,044)	(117,269,067)
Change in net assets from capital share
transactions	(27,673,947)	53,608,998
Change in net assets	(26,091,786)	57,487,907

NET ASSETS:
Beginning of period	246,180,244	188,692,337
End of period*	$220,088,458	$246,180,244

*Includes undistributed net investment
income of:	$777	$1,078

See accompanying notes to financial statements.

33  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

OPERATIONS:
Net investment income (loss)	$(162,113)	$(872,850)
Net realized gain (loss) from securities
transactions	23,481,241	1,459,373
Change in unrealized appreciation on
investments	71,073,351	35,897,686
Change in net assets from operations	94,392,479	36,484,209

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net realized gain on investments	(5,315,931)	(27,827)

Class C Shares:
Net realized gain on investments	(4,472,375)	(19,749)

Class I Shares:
Net realized gain on investments	(2,003,145)	(8,604)

Class Y Shares:
Net realized gain on investments	(17,923,011)	(61,186)
Change in net assets from distributions	(29,714,462)	(117,366)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	165,436,287	290,684,809
Reinvested distributions	23,570,341	90,365
Short-term trading redemption fees	28,436	96,561
Cost of shares redeemed	(276,325,575)	(187,871,875)
Change in net assets from capital share
transactions	(87,290,511)	102,999,860
Change in net assets	(22,612,494)	139,366,703

NET ASSETS:
Beginning of period	623,770,562	484,403,859
End of period	$601,158,068	$623,770,562

See accompanying notes to financial statements.

34  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

1. Organization

     Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

     Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Effective April 3, 2017, each Fund registered Class F Shares and Class T Shares. As of December 31, 2017, there were no Class F or Class T Shares outstanding.

     All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

35  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2017:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Valuation Inputs	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks and
Short-Term Investments	$5,767,185	$601,500,829
Level 2 – Other Significant Observable Inputs	211,792,538	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$217,559,723	$601,500,829

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

36  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2014-2016) or expected to be taken in the Funds' 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2017, the Aquila Three Peaks High Income Fund decreased accumulated net realized loss on investments by $221 and decreased accumulated net investment income by $221. On December 31, 2017, Aquila Three Peaks Opportunity Growth Fund increased accumulated net realized loss on investments by $162,113 and increased accumulated net investment losses by $162,113. These reclassifications had no effect on net assets or net asset value per share.

i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

37  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

     For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on the net assets of the fund up to $400,000,000 and 0.60 of 1% of the Fund's net assets above $400,000,000 through April 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

     For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

     The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

38  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

For the year ended December 31, 2017, these payments were as follows:

	Annual		Amount
	Distribution Fee	Distribution Fees	Retained by
	Rate on Class A	on Class A	Distributor
Aquila Three Peaks High Income Fund	0.20%	$103,047	$3,848

Aquila Three Peaks Opportunity Growth Fund	0.30%	$392,903	$8,408

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2017, these payments were as follows:

	Qualified	Shareholder	Amount
	Recipients Fees	Services Fee	Retained by
	on Class C	on Class C	Distributor
Aquila Three Peaks High Income Fund	$105,306	$35,102	$33,966

Aquila Three Peaks Opportunity Growth Fund	$610,888	$203,630	$197,757

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

     With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2017, these payments were made at the average annual rate of 0.40% (0.15% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $6,455 of which $2,401 related to the Plan and $4,054 related to the Shareholder Services Plan.

39  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

     With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2017, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $156,832 of which $48,805 related to the Plan and $108,027 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

     Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor) (collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries.

For the year ended December 31, 2017, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $47,735 of which the Distributor received $8,533. For the year ended December 31, 2017, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $272,724 of which the Distributor received $24,731.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

     During the year ended December 31, 2017, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $349,155,867 and $370,098,204, respectively.

     At December 31, 2017, the aggregate tax cost for all securities was $216,561,163. At December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,981,098 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $982,538 for a net unrealized appreciation of $998,560.

Aquila Three Peaks Opportunity Growth Fund

     During the year ended December 31, 2017, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $421,228,182 and $523,115,083, respectively.

40  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

     At December 31, 2017, the aggregate tax cost for all securities was $460,240,524. At December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $143,474,756 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $2,214,451 for a net unrealized appreciation of $141,260,305.

5. Portfolio Orientation

     Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

41  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

6. Capital Share Transactions

a) Transactions in Capital Shares of the Funds were as follows:

Aquila Three Peaks High Income Fund

	Year Ended			Year Ended
	December 31, 2017			December 31, 2016
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	1,003,045	$8,594,615		2,445,928	$20,606,918
Reinvested dividends
and distributions	220,634	1,893,914		259,643	2,195,688
Cost of shares redeemed	(1,936,405)	(16,613,716	)(a)	(4,338,972)	(36,784,778	)(a)
Net change	(712,726)	(6,125,187)		(1,633,401)	(13,982,172)
Class C Shares:
Proceeds from shares sold	187,935	1,611,216		792,678	6,688,614
Reinvested dividends
and distributions	50,227	431,054		44,772	378,718
Cost of shares redeemed	(852,236)	(7,307,157)		(988,557)	(8,344,953)
Net change	(614,074)	(5,264,887)		(151,107)	(1,277,621)
Class I Shares:
Proceeds from shares sold	33,930	291,929		102,914	865,428
Reinvested dividends
and distributions	7,767	66,759		8,065	68,212
Cost of shares redeemed	(90,558)	(776,871)		(100,694)	(851,910	)(b)
Net change	(48,861)	(418,183)		10,285	81,730
Class Y Shares:
Proceeds from shares sold	5,031,977	43,210,145		16,006,852	135,049,708
Reinvested dividends
and distributions	810,787	6,974,352		587,583	4,975,993
Cost of shares redeemed	(7,696,261)	(66,050,187	)(c)	(8,430,436)	(71,238,640	)(c)
Net change	(1,853,497)	(15,865,690)		8,163,999	68,787,061
Total transactions in Fund
shares	(3,229,158)	$(27,673,947)		6,389,776	$53,608,998

(a)	Net of short-term trading redemption fees of $8,197 and $8,636, for the year ended December 31, 2017 and the year ended December 31, 2016, respectively. (See note 6b)
(b)	Net of short-term trading redemption fees of $37 for the year ended December 31, 2016. (See note 6b)
(c)	Net of short-term trading redemption fees of $4,916 and $40,113, for the year ended December 31, 2017 and the year ended December 31, 2016, respectively. (See note 6b)

42  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

Aquila Three Peaks Opportunity Growth Fund

	Year Ended			Year Ended
	December 31, 2017			December 31, 2016
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	412,115	$20,920,308		989,541	$44,598,500
Reinvested distributions	93,724	4,817,439		518	24,935
Cost of shares redeemed	(1,363,236)	(70,288,091	)(a)	(1,091,024)	(50,380,777	)(a)
Net change	(857,397)	(44,550,344)		(100,965)	(5,757,342)
Class C Shares:
Proceeds from shares sold	227,410	9,613,487		1,001,646	37,662,844
Reinvested distributions	74,804	3,176,935		298	11,741
Cost of shares redeemed	(800,225)	(34,118,032)		(517,223)	(20,159,208)
Net change	(498,011)	(21,327,610)		484,721	17,515,377
Class I Shares:
Proceeds from shares sold	149,326	7,780,422		723,184	33,723,549
Reinvested distributions	25,239	1,342,699		134	6,457
Cost of shares redeemed	(390,715)	(20,311,039	)(b)	(324,227)	(15,095,476	)(b)
Net change	(216,150)	(11,187,918)		399,091	18,634,530
Class Y Shares:
Proceeds from shares sold	2,346,772	127,122,070		3,637,792	174,699,916
Reinvested distributions	259,494	14,233,268		952	47,232
Cost of shares redeemed	(2,804,438)	(151,579,977	)(c)	(2,110,828)	(102,139,853	)(c)
Net change	(198,172)	(10,224,639)		1,527,916	72,607,295
Total transactions in Fund
shares	(1,769,730)	$(87,290,511)		2,310,763	$102,999,860

(a)	Net of short-term trading redemption fees of $2,074 and $25,468 for the year ended December 31, 2017 and the year ended December 31, 2016, respectively. (See note 6b)
(b)	Net of short-term trading redemption fees of $4,337 and $15,324 for the year ended December 31, 2017 and the year ended December 31, 2016, respectively. (See note 6b)
(c)	Net of short-term trading redemption fees of $22,025 and $55,769 for the year ended December 31, 2017 and the year ended December 31, 2016, respectively. (See note 6b)

b)	Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, prior to April 3, 2017, the Funds could impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge was not imposed or of Class I and Class Y Shares, if the redemption occurred within 90 days of purchase. The fees were paid to the respective Fund and designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retained the fee charged as paid-in capital which became part of the Fund’s daily net asset value (“NAV”) calculation.

43  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

7. Income Tax Information and Distributions

     Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

     At December 31, 2017, Aquila Three Peaks High Income Fund had post October capital loss deferrals of $52,555 which will be recognized in 2019.

     At December 31, 2017, Aquila Three Peaks Opportunity Growth Fund had post October capital loss deferrals of $8,458,224 which will be recognized in 2019.

The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

Ordinary income	$10,390,866	$9,041,806	$5,715,906	$—
Long term capital gain	231,434	—	23,998,556	117,366
Return of capital	—		—	—
	$10,622,300	$9,041,806	$29,714,462	$117,366

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$777	$—
Accumulated net realized gain	—	127,785
Other accumulated losses	(52,555)	(8,458,224)
Unrealized appreciation
(depreciation)	998,560	141,260,304
	$946,782	$132,929,865

For Aquila Three Peaks Opportunity Growth Fund, the difference between book and tax unrealized appreciation was due to wash sales.

44  | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2017

8. Securities Traded on a When-Issued Basis

     The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

9. Credit Facility

     Effective August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended December 31, 2017.

45  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$8.49		$8.36		$8.38	$8.71	$8.86
Income (loss) from investment operations:
Net investment income(1)	0.37		0.30		0.31	0.35	0.37
Net gain (loss) on securities (both
realized and unrealized)	0.07		0.13		(0.01)	(0.15)	0.03
Total from investment operations	0.44		0.43		0.30	0.20	0.40
Less distributions (note 7):
Dividends from net investment income	(0.37)		(0.30)		(0.32)	(0.35)	(0.37)
Distributions from capital gains	(0.01)		—		—	(0.18)	(0.18)
Total distributions	(0.38)		(0.30)		(0.32)	(0.53)	(0.55)
Net asset value, end of period	$8.55		$8.49		$8.36	$8.38	$8.71
Total return (not reflecting sales charge)	5.30%		5.20%		3.58%	2.25%	4.64%
Ratios/supplemental data
Net assets, end of period (in thousands)	$48,552		$54,302		$67,063	$46,691	$64,170
Ratio of expenses to average net assets	1.12%		1.10%		1.14%	1.14%	1.14%
Ratio of net investment income to average
net assets	4.37%		3.54%		3.73%	3.95%	4.20%
Portfolio turnover rate	156%		153%		120%	115%	95%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.12%		1.10%		1.20%	1.29%	1.28	%(3)
Ratio of net investment income to average
net assets	4.37%		3.54%		3.66%	3.81%	4.07	%(3)

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.12	%(2)	1.10	%(2)	1.14%	1.14%	1.14	%(2)

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

46  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.50	$8.36	$8.38	$8.71	$8.86
Income (loss) from investment operations:
Net investment income(1)	0.31	0.23	0.25	0.28	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.05	0.14	(0.02)	(0.15)	0.03
Total from investment operations	0.36	0.37	0.23	0.13	0.33
Less distributions (note 7):
Dividends from net investment income	(0.30)	(0.23)	(0.25)	(0.28)	(0.30)
Distributions from capital gains	(0.01)	—	—	(0.18)	(0.18)
Total distributions	(0.31)	(0.23)	(0.25)	(0.46)	(0.48)
Net asset value, end of period	$8.55	$8.50	$8.36	$8.38	$8.71
Total return (not reflecting CDSC)	4.34%	4.49%	2.74%	1.44%	3.81%
Ratios/supplemental data
Net assets, end of period (in thousands)	$11,726	$16,871	$17,860	$22,099	$29,154
Ratio of expenses to average net assets	1.92%	1.91%	1.94%	1.94%	1.94%
Ratio of net investment income to average
net assets	3.56%	2.74%	2.96%	3.15%	3.41%
Portfolio turnover rate	156%	153%	120%	115%	95%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.92%	1.91%	2.01%	2.09%	2.07	%(2)
Ratio of net investment income to average
net assets	3.56%	2.74%	2.89%	3.01%	3.28	%(2)

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.92%	1.91%	1.94%	1.94%	1.94%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

47  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.50	$8.36	$8.37	$8.72	$8.87
Income (loss) from investment operations:
Net investment income(1)	0.37	0.29	0.31	0.35	0.37
Net gain (loss) on securities (both
realized and unrealized)	0.05	0.14	(0.01)	(0.18)	0.03
Total from investment operations	0.42	0.43	0.30	0.17	0.40
Less distributions (note 7):
Dividends from net investment income	(0.36)	(0.29)	(0.31)	(0.34)	(0.37)
Distributions from capital gains	(0.01)	—	—	(0.18)	(0.18)
Total distributions	(0.37)	(0.29)	(0.31)	(0.52)	(0.55)
Net asset value, end of period	$8.55	$8.50	$8.36	$8.37	$8.72
Total return (not reflecting sales charge)	5.06%	5.24%	3.61%	1.98%	4.62%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,451	$1,857	$1,741	$1,797	$84,621
Ratio of expenses to average net assets	1.22%	1.20%	1.21%	1.13%	1.15%
Ratio of net investment income to average
net assets	4.26%	3.46%	3.70%	4.02%	4.18%
Portfolio turnover rate	156%	153%	120%	115%	95%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.22%	1.20%	1.28%	1.30%	1.30	%(2)
Ratio of net investment income to average
net assets	4.26%	3.46%	3.63%	3.86%	4.03	%(2)

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.22%	1.20%	1.21%	1.13%	1.15%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

48  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.50	$8.36	$8.38	$8.72	$8.87
Income (loss) from investment operations:
Net investment income(1)	0.39	0.32	0.33	0.36	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.07	0.14	(0.02)	(0.16)	0.03
Total from investment operations	0.46	0.46	0.31	0.20	0.42
Less distributions (note 7):
Dividends from net investment income	(0.39)	(0.32)	(0.33)	(0.36)	(0.39)
Distributions from capital gains	(0.01)	—	—	(0.18)	(0.18)
Total distributions	(0.40)	(0.32)	(0.33)	(0.54)	(0.57)
Net asset value, end of period	$8.56	$8.50	$8.36	$8.38	$8.72
Total return (not reflecting sales charge)	5.51%	5.55%	3.77%	2.34%	4.85%
Ratios/supplemental data
Net assets, end of period (in thousands)	$158,359	$173,150	$102,028	$101,768	$123,344
Ratio of expenses to average net assets	0.92%	0.90%	0.94%	0.94%	0.94%
Ratio of net investment income to average
net assets	4.57%	3.77%	3.95%	4.15%	4.40%
Portfolio turnover rate	156%	153%	120%	115%	95%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	0.92%	0.90%	1.01%	1.09%	1.06	%(2)
Ratio of net investment income to average
net assets	4.57%	3.77%	3.88%	4.00%	4.28	%(2)

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	0.92%	0.90%	0.94%	0.94%	0.94%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

49  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of period	$47.39	$44.78		$43.69		$38.06	$28.08
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.06)	(0.11)		(0.31)		(0.21)	(0.01)
Net gain (loss) on securities (both
realized and unrealized)	7.76	2.72		2.17		6.19	10.45
Total from investment operations	7.70	2.61		1.86		5.98	10.44
Less distributions (note 7):
Dividends from net investment income	—	—		—		—	—
Distributions from capital gains	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Total distributions	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Paid-in capital from redemption
fees (note 6b)	—	0.01		—		0.03	0.01
Net asset value, end of period	$52.38	$47.39		$44.78		$43.69	$38.06
Total return (not reflecting sales charges)	16.35%	5.85	%(3)	4.21	%(3)	15.80%	37.22%
Ratios/supplemental data
Net assets, end of period (in thousands)	$105,809	$136,347		$133,380		$71,306	$36,198
Ratio of expenses to average net assets	1.38%	1.39%		1.53%		1.55%	1.55%
Ratio of net investment income (loss)
to average net assets	(0.12)%	(0.24)%		(0.67)%		(0.52)%	(0.02)%
Portfolio turnover rate	70%	67%		49%		43%	33%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.38%	1.38%		1.41%		1.58%	2.01	%(2)
Ratio of net investment income (loss) to
average net assets	(0.12)%	(0.22)%		(0.56)%		(0.55)%	(0.48	)%(2)

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.38%	1.39%		1.53%		1.55%	1.55%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

(3)	During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

50  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of period	$39.83	$37.91		$37.37		$32.84	$24.45
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.34)	(0.35)		(0.54)		(0.43)	(0.24)
Net gain (loss) on securities (both
realized and unrealized)	6.48	2.28		1.85		5.34	9.10
Total from investment operations	6.14	1.93		1.31		4.91	8.86
Less distributions (note 7):
Dividends from net investment income	—	—		—		—	—
Distributions from capital gains	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Total distributions	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Net asset value, end of period	$43.26	$39.83		$37.91		$37.37	$32.84
Total return (not reflecting CDSC)	15.53%	5.09	%(3)	3.45	%(3)	14.96%	36.24%
Ratios/supplemental data
Net assets, end of period (in thousands)	$73,163	$87,187		$64,621		$19,391	$12,457
Ratio of expenses to average net assets	2.08%	2.10%		2.25%		2.25%	2.25%
Ratio of net investment income (loss)
to average net assets	(0.81)%	(0.92)%		(1.36)%		(1.22)%	(0.82)%
Portfolio turnover rate	70%	67%		49%		43%	33%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	2.08%	2.08%		2.10%		2.28%	2.63	%(2)
Ratio of net investment loss to
average net assets	(0.81)%	(0.91)%		(1.21)%		(1.25)%	(1.19	)%(2)

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	2.08%	2.10%		2.25%		2.25%	2.25%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

(3)	During 2016 and 2015, the total return would have been higher had previously waived mangement fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

51  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$48.93	$46.19	$44.94	$39.06	$28.72
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.04)	(0.18)	(0.10)	0.06
Net gain (loss) on securities (both
realized and unrealized)	8.02	2.77	2.16	6.27	10.73
Total from investment operations	8.00	2.73	1.98	6.17	10.79
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.71)	(0.01)	(0.77)	(0.38)	(0.47)
Total distributions	(2.71)	(0.01)	(0.77)	(0.38)	(0.47)
Paid-in capital from redemption fees (note 6b)	0.01	0.02	0.04	0.09	0.02
Net asset value, end of period	$54.23	$48.93	$46.19	$44.94	$39.06
Total return	16.46%	5.95%	4.45%	16.03%	37.64%
Ratios/supplemental data
Net assets, end of period (in thousands)	$40,900	$47,486	$26,391	$5,170	$290
Ratio of expenses to average net assets	1.31%	1.31%	1.32%	1.41%	1.18%
Ratio of net investment income (loss)
to average net assets	(0.04)%	(0.09)%	(0.38)%	(0.24)%	0.16%
Portfolio turnover rate	70%	67%	49%	43%	33%

Expense and net investment income ratios the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.31%	1.31%	1.32%	1.47%	1.91	%(2)
Ratio of net investment income (loss) to
average net assets	(0.04)%	(0.09)%	(0.38)%	(0.30)%	(0.57	)%(2)

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.31%	1.31%	1.32%	1.41%	1.18%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

52  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y

	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of period	$50.27	$47.36		$46.03		$39.96	$29.38
Income (loss) from investment operations:
Net investment income (loss)(1)	0.10	0.04		(0.18)		(0.09)	0.08
Net gain (loss) on securities (both
realized and unrealized)	8.25	2.87		2.28		6.52	10.96
Total from investment operations	8.35	2.91		2.10		6.43	11.04
Less distributions (note 7):
Dividends from net investment income	—	—		—		—	—
Distributions from capital gains	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Total distributions	(2.71)	(0.01)		(0.77)		(0.38)	(0.47)
Paid-in capital from redemption
fees (note 6b)	—	0.01		—		0.02	0.01
Net asset value, end of period	$55.91	$50.27		$47.36		$46.03	$39.96
Total return (not reflecting sales charges)	16.71%	6.16	%(3)	4.52	%(3)	16.15%	37.61%
Ratios/supplemental data
Net assets, end of period (in thousands)	$381,286	$352,751		$260,012		$87,120	$41,576
Ratio of expenses to average net assets	1.08%	1.10%		1.25%		1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	0.18%	0.08%		(0.37)%		(0.20)%	0.22%
Portfolio turnover rate	70%	67%		49%		43%	33%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.08%	1.08%		1.10%		1.28%	1.65	%(2)
Ratio of net investment income (loss) to
average net assets	0.18%	0.10%		(0.23)%		(0 23)%	(0.17	)%(2)

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.08%	1.10%		1.25%		1.25%	1.25%

_________________

(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

(3)	During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

53  | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

Interested
Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested
Trustees

Glenn P. O’Flherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

54  | Aquila Funds Trust

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Retired effective October 1, 2017; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

55  | Aquila Funds Trust

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Past Hawaii Democratic Party National Committeeman (2010-2016); member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5	Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee and Chair of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

__________________

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

56  | Aquila Funds Trust

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Funds Trust since 2006	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Tax-Free Trust of Oregon since 1998.

57  | Aquila Funds Trust

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Funds/Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

__________________

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

58  | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown on the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	7/1/17 –	Value	7/1/17 –	Expense
Class	7/1/17	12/31/17	12/31/17	12/31/17	12/31/17	Ratio
A	$1,000	$1,014.90	$5.79	$1,019.46	$5.80	1.14%
C	$1,000	$1,010.90	$9.83	$1,015.43	$9.86	1.94%
I	$1,000	$1,015.60	$6.30	$1,018.95	$6.31	1.24%
Y	$1,000	$1,017.10	$4.78	$1,020.47	$4.79	0.94%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above-in the far right column-multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

59  | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown on the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	7/1/17 –	Value	7/1/17 –	Expense
Class	7/1/17	12/31/17	12/31/17	12/31/17	12/31/17	Ratio
A	$1,000	$1,068.10	$ 7.19	$1,018.25	$ 7.02	1.38%
C	$1,000	$1,064.50	$10.88	$1,014.67	$10.61	2.09%
I	$1,000	$1,068.60	$ 6.93	$1,018.50	$ 6.77	1.33%
Y	$1,000	$1,069.80	$ 5.63	$1,019.76	$ 5.50	1.08%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above-in the far right column-multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

60  | Aquila Funds Trust

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter and generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds. com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2017 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the calendar year ended December 31, 2017, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

		Long-Term
	Ordinary Income	Capital Gains
Aquila Three Peaks High Income Fund	98%	2%

Aquila Three Peaks Opportunity Growth Fund	19%	81%

     Prior to February 15, 2018, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2017 calendar year.

61  | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.   Contract renewal materials were provided to the Trustees in August, 2017. The independent Trustees met telephonically on August 29, 2017 and in person on September 17, 2017 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At the meeting held on September 17, 2017, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2018. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

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     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (11 high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average maturities between 4-8 years);

•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•	the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

     The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group for the three-year period ended June 30, 2017, but lower than the average annual return of the funds in the Product Category for Performance and the Peer Group for the one, five and ten-year periods ended June 30, 2017. They also considered that the Fund’s average annual total return was below the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2017. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

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     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2017. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for the three and five-year periods ended June 30, 2017 when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

     The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

     The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement that is retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund with average maturities between 4 and 8 years).

     The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various asset levels, noting the impact that the change that the average maturity filter had on the composition of the funds included in the Product Category for Expenses. They also noted that the Fund’s actual management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

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     The Trustees noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2018. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for the other clients of the Sub-Adviser were slightly lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

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The extent to which economies of scale would be realized as the Fund grows

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to waive its fees. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.   Contract renewal materials were provided to the Trustees in August, 2017. The independent Trustees met telephonically on August 29, 2017 and in person on September 17, 2017 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At the meeting held on September 17, 2017, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2018. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

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     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller. Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (12 mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

•	the Fund’s benchmark index, Russell 3000 Index.

     The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group for the three and five-year periods ended June 30, 2017, but lower than the average annual return of the funds in the Product Category for Performance and the Peer Group for the one and ten-year periods ended June 30, 2017. They also considered that the Fund outperformed the Fund’s benchmark index for the five-year period ended June 30, 2017, while underperforming the Fund’s benchmark index for the one, three and ten-year periods ended June 30, 2017. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees noted that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy.

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     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2017. The Trustees further noted that the Fund’s Sharpe ratio was in the second and first quintile for the three and five-year periods ended June 30, 2017, respectively, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

     Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels). They also noted that the Fund’s actual management fee and expenses (for Class A shares), both before and after the recoupment of 0.013% of previously waived fees and expenses, were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for the other clients of the Manager or the Sub-Adviser were slightly lower than the fees paid to the Manager or Sub-Adviser, respectively, with respect to the Fund and that, with respect to the Manager, the other clients were not equity funds. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

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     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

THREE PEAKS CAPITAL MANAGEMENT, LLC

3750 Dacoro Lane, Suite 100

Castle Rock, Colorado 80109

Board of Trustees
Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2017 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert. Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2016	2017
ATPHIF	$13,700	$12,900
ATPOGF	$19,400	$22,700

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2016	2017
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f) No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12. EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 8, 2018

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 8, 2018

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 8, 2018

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.